UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 24, 2016

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 24, 2016, the Board of Directors (the “Board”) of Matador Resources Company (the “Company”) increased the size of the Board and appointed two new directors, William M. Byerley and Joe A. Davis.
Mr. Byerley retired as a partner of PricewaterhouseCoopers (PwC) in 2014, having joined the firm in 1976 and becoming a partner in 1988. Mr. Byerley was appointed by the Board to serve as a director until the 2017 Annual Meeting of Shareholders or his earlier death, retirement, resignation or removal. He was also appointed by the Board to serve on the Audit and Corporate Governance Committees.
Mr. Davis retired as Executive Vice President, General Counsel and Secretary of EnLink Midstream, LLC (NYSE: ENLC) and EnLink Midstream Partners, LP (NYSE: ENLK) in 2014. Before joining EnLink’s predecessor in 2005, Mr. Davis was a partner and served on the executive committee of the international law firm of Hunton & Williams LLP, where he specialized in energy and utilities law. Mr. Davis was appointed by the Board to serve as a director until the 2017 Annual Meeting of Shareholders or his earlier death, retirement, resignation or removal. He was also appointed by the Board to serve on the Corporate Governance and Compensation Committees.
Messrs. Byerley and Davis will be compensated according to the director compensation program described in the Director Compensation section of the Company’s Proxy Statement for the Annual Meeting of Shareholders held on June 9, 2016 filed on April 28, 2016 and incorporated herein by reference. They will also each enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Neither Mr. Byerley nor Mr. Davis have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On June 27, 2016, the Company issued a press release announcing the addition of Messrs. Byerley and Davis as members of the Board (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report. The Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 27, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 27, 2016	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 27, 2016.